UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June 8, 2004


                            IQ POWER TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)


          Canada                    000-26165                 Not Applicable
------------------------   -------------------------    ------------------------
     (Jurisdiction of       (Commission file number)        (I.R.S. Employer
      incorporation)                                      Identification No.)


                                  Erlenhof Park
                              Inselkammer Strasse 4
                          D-82008 Unterhaching, Germany
       -------------------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 49 89 614 483 10


                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Information

     On June 8, 2004, the Registrant elected to begin filing all future periodic reports with the United States Securities and Exchange Commission (SEC) in accordance with the filing requirements and rules applicable to foreign private issuers. The election was made on the basis that the Registrant is incorporated in Canada and meets the definition of a "foreign private issuer" pursuant to SEC Rule 3b-4, as less than 50 percent of the Registrant's outstanding voting securities are directly or indirectly held of record by residents of the United States and none of the Registrant's officers or directors are citizens or residents of the United States, none of the Registrant's assets are located in the United States and the business of the Registrant is administered outside of the United States. The election was made to streamline the Registrant's administrative operations and reporting obligations. Filings and rules that applied under the Registrant's previous system of filing using forms designated for U.S. domestic issuers, such as annual and quarterly reports on Forms 10-KSB and 10-QSB, and current reports on Form 8-K will no longer apply to the Registrant.

     As a foreign private issuer, the Registrant's reporting requirements will now generally consist of filing an annual report under Form 20-F and, current reports under cover of Form 6-K, which shall include information which is material with respect to the Registrant and its subsidiaries concerning, among other things, changes in business; changes in management or control; acquisitions or dispositions of assets; bankruptcy or receivership; changes in registrant's certifying accountants; the financial condition and results of operations; material legal proceedings; changes in securities or in the security for registered securities; defaults upon senior securities; material increases or decreases in the amount outstanding of securities or indebtedness; the results of the submission of matters to a vote of security holders; transactions with directors, officers or principal security holders; the granting of options or payment of other compensation to directors or officers; and any other information which the Registrant deems of material importance to security holders. The Registrant will continue to (i) make public all reports required under the laws of the jurisdiction of its domicile or under which it is incorporated, (ii) file all reports required to be filed with any stock exchange in which the Registrant's securities are listed or quoted for trading and (iii) distribute all reports required under applicable law, rules or regulations to be distributed to its securityholders.




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


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                      IQ POWER TECHNOLOGY INC.


June 8, 2004                          /s/ Gregory Sasges
                                          ------------------------------------
(Date)                                    Gregory Sasges, Corporate Secretary









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